National Life Insurance Company
                    National Variable Life Insurance Account

                     Supplement dated September 14, 2004 to
                      VariTrak Prospectus dated May 1, 2004


IN FORCE ILLUMINATIONS MINIMUMS. Effective September 14, 2004, for Policies already issued, the Illuminations investment advisory service described on page 28 of the prospectus will be available if the face amount is at least $500,000 at the time of the request, or the average premium received during the life of the policy has been at least $5,000 per year, or if the policyowner submits an annual premium in the current policy year of at least $5,000 and we reasonably believe that the policyholder expects to pay premiums of at least $5,000 per year going forward.

ILLUMINATIONS NOT AVAILABLE FOR QUALIFIED PLANS. Illuminations VUL is not available under employer sponsored qualified plans. Due to the minimum premium or death benefit requirements under Illuminations VUL, certain participants under an employer sponsored qualified plan would not be eligible for the Illuminations option. To avoid violating the ERISA guidelines under rights, benefits and features, plans may not discriminate in favor of Highly Compensated Employees by offering them a contract that could provide a more valuable package of benefits than what is being offered to non-highly compensated employees.